Exhibit 99.2
Slide 1 Certain statements in this presentation constitute "forward-looking statements." When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our estimates of revenue, operating expense and capital allocation for the second and third quarters of 2009, and our guidance for the second quarter, including revenue, gross profit, operating expense, adjusted operating cash flow, cash flow, debt levels, and compliance with credit agreement covenants are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Proactive Management Plan: Continuing to Produce Impressive Results Right Sizing Operations by Cutting Expenditures Operating Expenses Reduced 32% vs. Q1 '08; 11.5% vs. Q4'08 Capital Investment Reduced by 72% vs. Q1 '08; 51.8% vs. Q4'08 Diversified Revenue Initiatives Producing Results Revenues Up 27%; Gross Profit Up 94% Growth Initiatives Offset 48.5% of Guest Entertainment Decline Result: Driving Free Cash Flow Cash from Operations Up 75% to $20.9 Million vs. $11.9 Million in Q1 '08 Free Cash Flow Up to $17.2 Million vs. ($1.0) Million in Q1 '08 Result: Reducing Debt Consolidated Debt Reduced by $39.7 Million in Q1 '09; Down to $548.8 Million Debt Investment Plan Accelerated Reduction during Quarter Q1/2009 Financial Highlights Slide 2

Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, Healthcare and THN 40% of Revenue from Strategic Growth Initiatives +11.8% (22.9%) +67.0% Slide 3 ($ in millions) $128.1 $139.8 Revenue Growth from Diversification Initiatives Total Revenue Decreased 8.4% Growth Initiatives Offset 48.5% of Guest Entertainment Decline

Revenue Per Room Comparison Guest Entertainment-Occupancy down 12.2%, Balance of Decrease from "Cautious Consumer" Hotel Services - Increase from Conversion to HD Programming System Sales - HD Equipment Sales and Installations; $5.0 Million Increase vs. Q1'08 Healthcare - Increased $1.6 million (232%) vs. Q1'08; 6 Systems Installed During Q1 '09 Slide 4

Gross Margin Comparison Total Margin - Change Reflects Shift in Revenue Composition Guest Entertainment - Lower Hotel Commissions Hotel Services - Expanded Margin from Both Broadband Services & TV Programming System Sales - Expanded Margin from Broadband Sales Offset by Lower Margin from Major HD Conversion Project Slide 5

Proactive Management Focus Decreasing Operating Expenses $30.6 Slide 6 $20.8 Reductions Driven by: On Command Integration Operational Efficiencies Proactive Management Plan Workforce Reductions General Expense Controls $23.5 - 32.0% - 11.5% Period over Period and Sequential Declines System Operations and SG&A (in millions)

Stable Adjusted Operating Cash Flow* $31.9 Slide 7 $34.6 Revenue from Strategic Initiatives Reduction in Operating Expenses $34.6 + 0.2% +8.5% Proactive Management Focus Stable Results From: (in millions) * Adjusted Operating Cash Flow Definition - see slide 23

Driving Net Income (in millions except per share data) Slide 8

Reducing Capital Investments $11.0 Slide 9 $18.9 Reductions Driven by: Number of rooms New - 5,400 Converted - 2,636 Investment Per Room Impacted by: Volume Reductions Average Size of Property Hotel Contributions Increasing $5.3 - 72.0% - 51.8% Proactive Management Focus (in millions) Period over Period and Sequential Declines

2005 2006 2007 2008 Hotels Contributing Larger Percent of Capital Slide 10 (Rolling Four Quarters) On Command Acquired on 4/4/07 * * 2009

$(1.0) Increase in Free Cash Flow* Slide 11 ($ in millions) * Free Cash Flow Definition - see slide 25 Driven by: Revenue from Strategic Initiatives Reduction in Operating Expenses Working Capital Management Reduction in Capital Investments $18.2 Million Improvement

Cash Flow Analysis* ($ in millions except per share) Slide 12 * Free Cash Flow Definition - see slide 25

Covenant Analysis Repaid $ 8.2 Million at Par During Q1 Acquired $31.5 Million of Debt for $22.2 Million Slide 13 ($ in millions)

Proactively Manage Company Through Economic Downturn: Manage to Compliance with Debt Covenants With Strategies that Drive Long-Term Shareholder Value Right Size Operations to Economic Environment Tightly Manage Operating Expenses Target Reduced Allocation of Capital to Highest Return Opportunities Drive Strategic & Diversified Revenue Growth Hospitality: Hotel Services, System Sales and Related Services The Hotel Networks: Satellite, VOD/Interactive, Promotions Healthcare: System Sales, Maintenance Agreements, Up-Sell New Applications 2009 Primary Goals and Strategies Slide 14

Accelerating Debt Reduction Slide 15 Debt Reduction accelerated following On Command integration period On Command Integration Period ($ in millions)

2009 Focus: Proactive Management Tightly Manage Operating Expenses Slide 16 Operating Expenses include both Systems Operations and SG&A Operating Cost Structure 34% Below Q2'07 Merger Level Level Sustainable Until Circumstances Warrant Change $30.6 $28.4 $27.4 $23.5 $20.8 $21-$23 $21-$23 (In Millions)

2009 Focus: Proactive Management (In Millions) Target Decreased Capital Allocation Slide 17 Current Level Sustainable until Circumstances Warrant Change $18.9 $19.8 $14.7 $11.0 $5.3 $5-$6 $6-$7

2009 Focus: Proactive Management (In Millions) Drive Strategic & Diversified Revenue Growth Slide 18 Strategic Initiative Revenue Growth: Hotel Services, System Sales, THN and Healthcare $40.6 $41.5 $44.7 $51.6 $48-$50 $48-$50

2009 Focus: Proactive Management Increased Allocation to Debt Reduction 70-80% 20-30% 28% 72% Slide 19 '08 Adjusted Cash from Operations = $100 Million; Expect Comparable Level in '09

Slide 20 Assumes: (15%) to (20%) Reduction in Guest Entertainment Revenue vs. Q2 '08 Growth in Strategic & Diversified Revenue Current Operating Cost Structure Q2'09 Financial Guidance ($ in millions)

Q2'09 Financial Guidance Slide 21 Bank AOCF = AOCF adjusted for severance payments ($ in millions)

Copyright (c) 2009 LodgeNet Interactive Corporation. All rights reserved. Slide 22

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 23

Reconciliation of Net Loss to Adjusted Net Loss Slide 24

Reconciliation of Free Cash Flow Slide 25